SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of July 28, 2017 (the “Effective Date”), is by Amedica Corporation, a Utah corporation (“Grantor”) in favor of North Stadium Investments, LLC, a limited liability company organized under the laws of the State of Missouri (“Secured Party”).

RECITALS

A. Grantor executed in favor of Secured Party that certain Secured Promissory Note dated as of the Effective Date in the original principal amount of $2,500,000 (as may be amended or modified from time to time, the “Note”).

B. It is a requirement of the terms of the Note that this Agreement be executed and delivered by Grantor.

C. Grantor finds it advantageous, desirable and in its best interests to comply with the requirement that it execute and deliver this Agreement to Secured Party.

NOW, THEREFORE, in consideration of the premises and to induce Secured Party to loan Borrower money as evidenced by the Note, Grantor hereby agrees with Secured Party for Secured Party’s benefit as follows:

Section 1. Defined Terms.

1(a) As used in this Agreement, the following terms shall have the meanings indicated:

“Account” means a right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated, sponsored, licensed or authorized by a State or governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. The term includes health-care insurance receivables.

“Account Debtor” shall mean a Person who is obligated on or under any Account, Chattel Paper, Instrument or General Intangible.

“Chattel Paper” shall mean a record or records that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods.

“Collateral” shall mean all property and rights in property now owned or hereafter at any time acquired by Grantor in or upon which a Security Interest is granted to Secured Party by Grantor under this Agreement.

“Deposit Account” shall mean any demand, time, savings, passbook or similar account maintained with a bank or other financial institution.

“Document” shall mean a document of title or a warehouse receipt.

“Equipment” shall mean all machinery, equipment, motor vehicles, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

“Event of Default” shall have the meaning given to such term in Section 21 hereof.

“Fixtures” shall mean goods that have become so related to particular real property that an interest in them arises under real property law.

“General Intangibles” shall mean any personal property (other than goods, Accounts, Chattel Paper, Deposit Accounts, Documents, Instruments, Investment Property, Letter of Credit Rights and money) including things in action, contract rights, payment intangibles, software, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, trademark applications, tradenames, trade secrets, internet domain names, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

“Instrument” shall mean a negotiable instrument or any other writing which evidences a right to the payment of a monetary obligation and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

“Intellectual Property” means all federally registered patents, patent applications, trademarks, trademark applications, trade copyrights and trade secrets.

“Inventory” shall mean goods, other than farm products, which are leased by a person as lessor, are held by a person for sale or lease or to be furnished under a contract of service, are furnished by a person under a contract of service, or consist of raw materials, work in process, or materials used or consumed in a business or incorporated or consumed in the production of any of the foregoing and supplies, in each case wherever the same shall be located, whether in transit, on consignment, in retail outlets, warehouses, terminals or otherwise, and all property the sale, lease or other disposition of which has given rise to an Account and which has been returned to Grantor or repossessed by Grantor or stopped in transit.

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“Investment Property” shall mean a security, whether certificated or uncertificated, a security entitlement, a securities account and all financial assets therein, a commodity contract or a commodity account.

“Lease” shall mean (a) any lease of, or agreement to rent or use, Equipment (including a schedule to a master lease and such master lease to the extent it applies to such schedule) between a Grantor as lessor (or whereon a Grantor is the assignee of the lessor) and a Lessee; and/or (b) any Lease under the Deeds of Trust.

“Lessee” shall mean any Person named as a lessee on a Lease.

“Letter of Credit Right” shall mean a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

“Obligations” shall mean (a) all indebtedness, liabilities and obligations of Grantor to Secured Party under the Note, and (b) all liabilities of Grantor under this Agreement, and (c) in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

“Security Interest” shall have the meaning given such term in Section 2 hereof.

1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in Article 9 of the Uniform Commercial Code.

1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular include the plural, and “or” has the inclusive meaning represented by the phrase “and/or.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein,” “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

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Section 2. Grant of Security Interest. As security for the payment and performance of all of the Obligations, Grantor hereby grants to Secured Party a security interest (the “Security Interest”) in all of Grantor’s right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

2(a) All Accounts.

2(b) All Chattel Paper.

2(c) All Deposit Accounts.

2(d) All Documents.

2(e) All Equipment.

2(f) All Intellectual Property.

2(g) All Fixtures.

2(h) All General Intangibles.

2(i) All Instruments.

2(j) All Inventory.

2(k) All Investment Property.

2(l) All Letter of Credit Rights.

2(m) All Leases as may be in effect with respect to any of the Equipment or any property.

2(n) All Lease payments, rentals and other amounts due and to become due under any Leases.

2(o) All of Grantor’s rights with respect to any collateral and guaranties securing the payment of any Leases included in the Collateral.

2(p) To the extent not otherwise included in the foregoing, (i) the proceeds of all insurance on any of the foregoing; and (ii) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

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Notwithstanding the foregoing, (a) this Security Agreement is subject to the terms of that certain Subordination Agreement dated July 28, 2017 among Grantor, Secured Party and Hercules Technology Growth Capital, Inc. (“HTGC”); and (b) the Security Interest granted to Secured Party hereunder is junior and inferior to the security interest granted by Grantor to HTGC pursuant to that certain Loan and Security Agreement dated as of June 30, 2014 among Borrower, HTGC and the Lenders party thereto (the “HTGC Agreement”) and the other “loan documents” defined in the HTGC Agreement.

Section 3. Grantor Remains Liable with Respect to Accounts, Chattel Paper and General Intangibles. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the Accounts, Chattel Paper, General Intangibles and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the Accounts or any other items included in the Collateral, and (c) Secured Party shall have no obligation or liability under Accounts, Chattel Paper, General Intangibles and other items included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Grantor Remains Liable with Respect to Leases. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the Leases and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the Leases or any other items included in the Collateral, and (c) Secured Party shall have no obligation or liability under the Leases and other items included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 5. Intentionally Omitted.

Section 6. Names, Offices, Locations, Jurisdiction of Organization. Grantor’s legal name (as set forth in its constituent documents filed with the appropriate governmental official or agency) and jurisdiction of incorporation is as set forth in the opening paragraph hereof. Grantor will not relocate any item of Collateral into any jurisdiction in which an additional financing statement would be required to be filed to maintain Secured Party’s perfected security interest in such Collateral. Grantor will not change its name, the location of its chief place of business and chief executive office or its corporate structure (including without limitation, its jurisdiction of incorporation) unless Secured Party has been given at least 30 days prior written notice thereof and Grantor has executed and delivered to Secured Party such financing statements and other instruments required or appropriate to continue the perfection of the Security Interest.

Section 7. Rights to Payment. Except as Grantor may otherwise advise Secured Party in writing, each Account, Chattel Paper, Document, General Intangible and Instrument constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in Grantor’s records pertaining thereto as being obligated to pay or perform such obligation. Without Secured Party’s prior written consent, Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and consistent with past practices. Grantor will perform and comply in all material respects with all its obligations under any items included in the Collateral and exercise promptly and diligently its rights thereunder.

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Section 8. Performance; No Amendment. Grantor will at all times observe and perform in all material respects its obligations under each Lease included in the Collateral.

Section 9. Further Assurances; Attorney-in-Fact.

9(a) Grantor agrees that from time to time, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may reasonably request, to perfect and protect the Security Interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will, promptly and from time to time at the reasonable request of Secured Party: (i) mark, or permit Secured Party to mark, conspicuously in its books, records, and accounts showing or dealing with the Collateral, and each Lease included in the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that each such item of Collateral and each such Lease is subject to the Security Interest granted hereby; (ii) deliver to Secured Party the original counterparts of all Leases included in the Collateral; and (iii) authorize and file such financing statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including filings against Lessees), as may be necessary or desirable, or as Secured Party may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby.

9(b) Grantor hereby authorizes Secured Party to file one or more financing statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of Grantor where permitted by law. Grantor irrevocably waives any right to notice of any such filing. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

9(c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to Secured Party.

9(d) In furtherance, and not in limitation, of the other rights, powers and remedies granted to Secured Party in this Agreement, after an Event of Default has occurred and is continuing, Grantor hereby appoints Secured Party Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Secured Party’s good faith discretion, to take any action (including the right to collect on any Collateral) and to execute any instrument that Secured Party may reasonably believe is necessary or advisable to accomplish the purposes of this Agreement, in a manner consistent with the terms hereof.

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Section 10. Taxes and Claims. Grantor will promptly pay or cause to be paid all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on Grantor’s books in accordance with generally accepted accounting principles.

Section 11. Books and Records. Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received on Leases.

Section 12. Inspection, Reports, Verifications. Grantor will at all reasonable times permit Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and Grantor’s books and records concerning the Collateral, wherever located, subject, however, with respect to any Equipment, to the rights of the Lessee thereof. Grantor will from time to time when requested by Secured Party furnish to Secured Party a report on its Accounts, Chattel Paper, General Intangibles and Instruments, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. Secured Party or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

Section 13. Intentionally Omitted.

Section 14. Intentionally Omitted.

Section 15. Maintenance and Insurance. Grantor will, at all times, cause the Lessee under each Lease pertaining to Equipment to maintain, preserve and keep in good condition and repair the Equipment leased thereunder and to keep the same adequately insured in accordance with the terms of the Lease, and in the event any Equipment is at any time not subject to a Lease, Grantor will maintain and preserve such Equipment in good condition and repair and keep the same adequately insured. If so requested by Secured Party from time to time, Grantor will (a) provide Secured Party with reports, in such detail as Secured Party may specify, on insurance in force as to any items of Equipment included in the Collateral, and (b) cause insurance certificates to be delivered to Secured Party naming Secured Party as loss payee on any casualty insurance and additional insured as to any liability insurance on any items of Equipment included in the Collateral.

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Section 16. Lawful Use; Fair Labor Standards Act. Grantor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. All Inventory of Grantor as of the date of this Agreement that was produced by Grantor or with respect to which Grantor performed any manufacturing or assembly process was produced by Grantor (or such manufacturing or assembly process was conducted) in compliance in all material respects with all requirements of the Fair Labor Standards Act, and all Inventory produced, manufactured or assembled by Grantor after the date of this Agreement will be so produced, manufactured or assembled, as the case may be.

Section 17. Action by Secured Party. If Grantor at any time fails to perform or observe any of the foregoing agreements, Secured Party shall have (and Grantor hereby grants to Secured Party) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of Grantor (or, at Secured Party’s option, in Secured Party’s name) and to take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Grantor shall thereupon pay to Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by Secured Party, together with interest thereon from the date expended or incurred at the Non-Default Rate applicable to the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

Section 18. Insurance Claims. As additional security for the payment and performance of the Obligations, Grantor hereby assigns to Secured Party any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Grantor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto. At any time, whether before or after the occurrence of any Event of Default, Secured Party may (but need not), in Secured Party’s name or Grantor’s name, execute and deliver proofs of claim, receive all such monies, indorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. Notwithstanding any of the foregoing, so long as no Event of Default exists, Grantor shall be entitled to all insurance proceeds with respect to Equipment or Inventory, provided that such proceeds are applied to the cost of replacement Equipment or Inventory.

Section 19. Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by Grantor with respect to the Collateral in Secured Party’s possession if Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care with respect to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral.

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Section 20. Intentionally Omitted.

Section 21. Default. Each of the following occurrences shall constitute an “Event of Default” under this Agreement: (a) any Default or Event of Default occurs under the Note; (b) Grantor fails to observe or perform any covenant or agreement applicable to Grantor under this Agreement; or (c) any representation or warranty made in the Note or this Agreement shall prove to have been false or materially misleading when made.

Section 22. Remedies on Default. Upon the occurrence of an Event of Default and at any time thereafter:

22(a) Secured Party may exercise and enforce any and all rights and remedies available upon default to a secured party under applicable law, including but not limited to Article 9 of the Uniform Commercial Code.

22(b) Secured Party shall have the right to enter upon and into and take possession of all or such part or parts of the properties of Grantor, including lands, plants, buildings, Equipment included in the Collateral and in Grantor’s possession, Inventory and other property as may be necessary or appropriate in the judgment of Secured Party to permit or enable Secured Party to manufacture, produce, process, store or sell or complete the manufacture, production, processing, storing or sale of all or any part of the Collateral, as Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation Grantor therefor. Secured Party may require Grantor to, and Grantor hereby agrees that it will, at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place or places to be designated by Secured Party.

22(c) Any disposition of Collateral may be in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as are commercially reasonable. Secured Party shall not be obligated to dispose of Collateral regardless of notice of sale having been given, and Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such disposition may, without further notice, be made at the time and place to which it was so adjourned.

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22(d) Secured Party is hereby granted a license or other right to use, without charge, all of Grantor’s property, including, without limitation, all of Grantor’s labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral, and Grantor’s rights under all licenses and all franchise agreements shall inure to Secured Party’s benefit until the Obligations are paid in full (other than contingent indemnification obligations for which no demand has been made).

22(e) Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Grantor, or against any other Person or property.

Section 23. Remedies as to Certain Rights to Payment. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to Secured Party and that the same should be performed as requested by, or paid directly to, Secured Party, as the case may be. Secured Party may, in Secured Party’s name or in Grantor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person.

Section 24. Application of Proceeds. All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by Secured Party against, all or any part of the Obligations.

Section 25. Intentionally Omitted.

Section 26. Waivers; Remedies; Marshalling. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Secured Party. All rights and remedies of Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by Secured Party of its remedies hereunder, absent this waiver.

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Section 27. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent in the manner provided for in the Note. All periods of notice shall be measured as provided in the Note.

Section 28. Grantor Acknowledgments. Grantor hereby acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement.

Section 29. Continuing Security Interest. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations (other than contingent indemnification obligations for which no demand has been made), (b) be binding upon Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party and its successors and assigns.

Section 30. Termination of Security Interest. Upon payment in full of the Obligations (other than contingent indemnification obligations for which no demand has been made), the Security Interest granted hereby shall terminate. Upon any such termination, Secured Party will return to Grantor such of the Collateral then in the possession of Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of Grantor and shall be without warranty by, or recourse to, Secured Party. As used in this Section, “Grantor” includes any assigns of Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

Section 31. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 32. Consent to Jurisdiction. AT THE OPTION OF SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL OR STATE COURT SITTING IN DELAWARE AND GRANTOR AND LENDER CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.

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Section 33. Waiver of Jury Trial. GRANTOR AND SECURED PARTY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 34. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 35. General. All representations and warranties contained in this Agreement or in any other agreement between Grantor and Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Grantor waives notice of the acceptance of this Agreement by Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

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IN WITNESS WHEREOF, Grantor and Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

AMEDICA CORPORATION, a Delaware corporation

By
Name:
Title:

NORTH STADIUM INVESTMENTS LLC, a Missouri limited liability company

By
Name:
Title:

[Signature Page to Security Agreement]